DIVERSIFIED REAL ASSET FUND

Class	A	Inst.	R-6
Ticker Symbol(s)	PRDAX	PDRDX	PDARX
Principal Funds, Inc. Summary Prospectus December 31, 2025 as amended March 16, 2026, April 14, 2026, and November 3, 2026
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders, and other information about the Fund online at www.PrincipalAM.com/Prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.
The Fund’s Prospectus and Statement of Additional Information, both dated December 31, 2025, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus.
Objective
The Fund seeks a long-term total return in excess of inflation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial intermediary and in “Choosing a Share Class and The Costs of Investing” beginning on page 105 of the Fund’s Prospectus, Appendix B to the Prospectus titled "Intermediary-Specific Sales Charge Waivers and Reductions," and “Multiple Class Structure” beginning on page 60 of the Fund’s Statement of Additional Information.
If you purchase Institutional Class or Class R-6 shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	Inst.	R-6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	None	None
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Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	Inst.	R-6
Management Fees	0.76%	0.76%	0.76%
Distribution and/or Service (12b-1) Fees	0.25%	N/A	N/A
Other Expenses (1)	0.19%	0.13%	0.03%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	1.23%	0.92%	0.82%
Expense Reimbursement (2)	0.00%	(0.05)%	0.00%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.23%	0.87%	0.82%
(1) Includes 0.01% of expenses associated with the reclaim of foreign taxes paid. The expense is not subject to the contractual expense limit.
(2)Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, expenses related to the ReFlow liquidity program, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.20% for Class A and 0.83% for Institutional Class shares. In addition, for Class R-6, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.02% (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, expenses related to the ReFlow liquidity program, and tax reclaim recovery expenses and other extraordinary expenses). It is expected that the expense limits will continue through the period ending December 30, 2026; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$496	$751	$1,025	$1,808
Institutional Class	89	288	504	1,127
Class R-6	84	262	455	1,014
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85.9% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in investments related to real assets and real asset companies. The Fund allocates its assets among general investment categories related to real assets, which include tangible assets and investments that are expected to perform well in periods of rising or high inflation, such as the following: infrastructure, natural resources, commodities, and real estate. In pursuing these strategies, the Fund invests in equity securities, including growth and value securities, of any market capitalization size (small, medium, large); U.S. and foreign securities; and derivative instruments, such as forwards, futures, swaps, and options. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The Fund concentrates its investments (invests more than 25% of its net assets) in securities of one or more of the following industries: real estate, energy, natural resources, and infrastructure.
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In managing the Fund, Principal Global Investors, LLC (“PGI”), the Fund’s investment advisor, determines the Fund’s strategic asset allocation among actively managed and passively managed (index) strategies that are executed by PGI and multiple sub-advisors. PGI has considerable latitude in allocating the Fund’s assets among the general investment categories listed below. The Fund uses strategies and sub-advisors to varying degrees and may change allocations, add new or eliminate existing strategies and sub-advisors, and temporarily or permanently reduce allocations from time to time such that the Fund would have little or no assets allocated to a particular strategy or sub-advisor.
Infrastructure. The Fund invests in companies that own or operate infrastructure assets related to the transportation, communications, water, electricity transmission and distribution, and oil and gas storage, processing, and transportation industries.
Natural Resources. The Fund invests in securities of companies that primarily own, explore, mine, process, or otherwise develop natural resources, or agricultural commodities and products, or that supply goods and services to such companies. These include companies contributing to and/or profiting from these sectors, especially those active in production, processing, and supply chain services. Natural resources generally include precious metals, such as gold, silver and platinum; ferrous and nonferrous metals, such as iron, aluminum, and copper; strategic metals, such as uranium and titanium; hydrocarbons, such as coal, oil, and natural gas; timber and wood products; and undeveloped real property.
Commodities. Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock, and precious metals. To gain exposure to the commodities markets without investing directly in physical commodities, the Fund invests in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Cayman Subsidiary”) and fixed-income securities (primarily short-term U.S. Treasury and Agency notes and bonds). In order to gain exposure to the commodity markets within the limitations of certain federal tax law requirements, the Cayman Subsidiary invests in commodity-linked equities, commodity-linked exchange traded funds (ETFs), and commodity-linked derivatives, including commodity-linked swaps, commodity futures, and forward contracts and/or options on commodities, as well as instruments such as fixed-income securities (cash, cash equivalents, and/or U.S. Treasury and Agency notes and bonds), either as investments or to serve as margin or collateral for the Cayman Subsidiary’s derivatives positions.
Real Estate. The Fund invests in equity securities of companies that have at least 50% of their assets, income, or profits derived from products or services related to the real estate industry (“real estate companies”). Real estate companies include real estate investment trusts (“REITs”), REIT-like entities, and companies with substantial real estate holdings such as paper, lumber, hotel, and entertainment companies, as well as building supply manufacturers, mortgage lenders, and mortgage servicing companies.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Asset Allocation Risk. A fund’s selection and weighting of asset classes and allocation among sub-advisors may cause it to underperform other funds with a similar investment objective.
Cayman Subsidiary Risk. The Fund is subject to the particular risks associated with the investments of the Fund’s wholly-owned Cayman Subsidiary, namely commodity-related investments risk, counterparty risk, and derivatives risk. The Cayman Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all the investor protections of the Investment Company Act of 1940. The laws of the Cayman Islands and/or the United States (including the IRS position on income earned from wholly-owned subsidiaries described in past IRS private letter rulings) may change, resulting in the inability of the Fund and/or the Cayman Subsidiary to operate as described in this Prospectus.
Commodity-Related Investments Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international, regulatory, and other developments. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.
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Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so, and result in disproportionate losses that may be substantially greater than a fund’s initial investment.
•Forward Contracts, Futures, and Swaps. Forward contracts, futures, and swaps involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward contract, future, or swap; possible lack of a liquid secondary market for a forward contract, future, or swap and the resulting inability to close a forward contract, future, or swap when desired; counterparty risk; and if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.
•Options. Options involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the options; counterparty risk; difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets); and an insufficient liquid secondary market for particular options.
Energy Sector Risk. The market value of securities in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations, and energy conservation efforts. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization and tax incentives, world events, and general economic conditions. In addition, renewable energy companies may be more volatile than companies operating in more established industries. Seasonal weather conditions, extreme weather, or other natural disasters could have a disproportionate effect on renewable energy companies versus other types of energy companies. These factors could impact the ability of renewable energy companies to pay dividends comparable to those paid by other types of energy companies.
Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Growth Style Risk. Growth investing entails the risk that if growth companies do not increase their earnings at a rate expected by investors, the market price of their stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
•Smaller Companies Risk. Investments in smaller companies may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may have limited product lines, markets, or financial resources; lack the competitive strength of larger companies; have less experienced managers; or depend on a few key employees. Their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than securities of larger companies.
•Value Style Risk. Value investing entails the risk that value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level and, therefore, would not be profitable for the fund.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation, or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
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Index Fund Risk. Index funds use a passive investment approach and generally do not attempt to manage market volatility, use defensive strategies, or reduce the effect of any long-term periods of poor investment performance. Therefore, the Fund may hold securities that present risks that an investment advisor researching individual securities might seek to avoid. An index fund has operating and other expenses while an index does not. As a result, over time, index funds tend to underperform the index. The correlation between fund performance and index performance may also be affected by the type of passive investment approach used by a fund (sampling or replication), changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares. Errors or delays in compiling or rebalancing the Index may impact the performance of the Fund and increase transaction costs.
Industry Concentration Risk. A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic, and other factors affecting that industry or group of industries.
•Energy/Natural Resources. A fund concentrating in energy/natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures, international politics, the success of exploration projects, commodity prices, energy conservation, taxes, and other government regulations. In addition, interest rates and general economic conditions may affect the demand for energy/natural resources. For example, events occurring in nature (such as earthquakes or fires in prime energy/natural resource areas) and political events (such as coups, military confrontations, or acts of terrorism) can affect overall supply of energy/natural resources and the value of companies involved in energy/natural resources.
•Infrastructure. A fund concentrating in infrastructure-related assets is subject to numerous related risks, including the following: supply and demand for services from and access to infrastructure; operational and technical risks; government and political involvement, including changes in laws and regulations; environmental claims; changes in energy prices; natural disasters, terrorist events, and under-insured or uninsurable losses; and complex legal agreements and claims. Moreover, it may be difficult for the Fund to dispose of an infrastructure investment at an attractive price or at the appropriate time or in response to changing market conditions, or the Fund may otherwise be unable to complete a favorable exit strategy.
•Real Estate. A fund concentrating in the real estate industry is subject to the risks associated with direct ownership of real estate, securities of companies in the real estate industry, and/or real estate investment trusts.
Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the Fund’s net asset value, or diminish the Fund’s performance.
Real Estate Investment Trusts (“REITs”) Risk. In addition to risks associated with investing in real estate securities, REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. Investment in REITs also involves risks similar to risks of investing in small market capitalization companies, such as limited financial resources, less frequent and limited volume trading, and may be subject to more abrupt or erratic price movements than larger company securities. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use, and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the Fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to Fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
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Utilities Sector Risk. Companies in the utilities sector are sensitive to changes in interest rates and other economic conditions, government regulation, uncertainties created by deregulation, environmental protection or energy conservation policies and practices, the level and demand for services, and the cost and delay of technological developments.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.PrincipalAM.com/mutualfundperformance.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 2020	11.09%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(19.62)%
Year-to-date return for Class A shares:	Q3 2025	11.52%
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Average Annual Total Returns
For the periods ended December 31, 2024

	1 Year	5 Years	10 Years
Class A Return Before Taxes	(1.16)%	2.85%	2.03%
Class A Return After Taxes on Distributions	(1.78)%	1.44%	1.01%
Class A Return After Taxes on Distributions and Sale of Fund Shares	(0.50)%	1.83%	1.26%
Institutional Class Return Before Taxes	3.08%	4.03%	2.80%
Class R-6 Return Before Taxes	3.14%	4.07%	2.85%
MSCI ACWI Index NTR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	17.49%	10.06%	9.23%
Diversified Real Asset Index (Linked) (except as noted for the below indexes, reflects no deduction for fees, expenses, or taxes)	4.41%	4.03%	3.83%
S&P Global Infrastructure Index NTR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	14.05%	4.40%	5.00%
FTSE EPRA Nareit Developed Net Tax Index (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	0.94%	(1.00)%	2.23%
S&P Global Natural Resources Index NTR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	(8.85)%	5.13%	4.63%
Bloomberg Commodity Index TR (reflects no deduction for fees, expenses, or taxes)	5.38%	6.77%	1.28%
Diversified Real Asset Index (Linked) (except as noted for the below indexes, reflects no deduction for fees, expenses, or taxes)	4.21%	4.06%	3.59%
S&P Global Infrastructure Index NTR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	14.05%	4.40%	5.00%
FTSE EPRA Nareit Developed Net Tax Index (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	0.94%	(1.00)%	2.23%
S&P Global Natural Resources Index NTR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	(8.85)%	5.13%	4.63%
Bloomberg Commodity Index TR (reflects no deduction for fees, expenses, or taxes)	5.38%	6.77%	1.28%
Bloomberg US Treasury Inflation Notes (reflects no deduction for fees, expenses, or taxes)	1.84%	1.87%	2.24%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
The MSCI ACWI Index NTR is the Fund's primary broad-based securities market index. The Diversified Real Asset Index (Linked) is a blended index and is included as an additional index for the Fund to show how the Fund’s performance compares with returns of indices of funds with similar investment objectives. Performance of the components of the blended index are also shown. Effective as of December 31, 2025, the Fund changed the weightings of the Diversified Real Asset Index (Linked) to the following because such weightings more closely align with the Fund's investment approach: 35% S&P Global Infrastructure Index NTR, 25% FTSE EPRA Nareit Developed Net Tax Index, 20% S&P Global Natural Resources Index NTR, and 20% Bloomberg Commodity Index TR. Prior to December 31, 2025, the weightings of the Diversified Real Asset Index (Linked) were as follows: 30% S&P Global Infrastructure Index NTR, 25% FTSE EPRA Nareit Developed Net Tax Index, 15% S&P Global Natural Resources Index NTR, 15% Bloomberg Commodity Index TR, and 15% Bloomberg US Treasury Inflation Notes. The blended index returns reflect the allocations described in the preceding sentences and are as of December 31, 2024.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Jessica Jin (since 2026), Portfolio Manager
•Benjamin E. Rotenberg (since 2014), Portfolio Manager
•Yesim Tokat-Acikel (since 2026), Portfolio Manager
Sub-Advisors
ClearBridge Investments (North America) Pty Limited
CoreCommodity Management, LLC
Newton Investment Management North America LLC
Nuveen Asset Management, LLC
Pictet Asset Management SA
Principal Real Estate Investors, LLC
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Wellington Management Company LLP
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A	Initial Investment	$1,000(1)
A	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A	Subsequent Investments	$100(1)(2)
Institutional and R-6	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A
(1)Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.
(2)For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional by sending a written request to Principal Funds at P.O. Box 219971, Kansas City, MO 64121-9971 (regular mail) or 801 Pennsylvania Ave., Ste. 219971, Kansas City, MO 64105-1307 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principal.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.
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